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                                                          Exhibit 23.02


         CONSENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS


The Board of Directors
Electronic Arts Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-8.



                        /s/ KPMG Peat Marwick LLP

San Jose, California
July 28, 1997